UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. 1)


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[x] Definitive Additional Materials

[ ] Soliciting Material Pursuant to sections 240.14a-11(c) of sections
240.14a-12


                              Atlantic Realty Trust
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                (Name of Registrant as Specified In Its Charter)



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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:


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      (2) Aggregate number of securities to which transaction applies:

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      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 14a-6(i)(1) and 0-11:

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      (4) Proposed maximum aggregate value of transaction:

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      (5) Total fee paid:

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[ ]   FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

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      (2) Form, Schedule or Registration Statement No.:

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      (3) Filing Party:

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      (4) Date Filed:

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                              ATLANTIC REALTY TRUST
                                747 THIRD AVENUE
                            NEW YORK, NEW YORK 10017

                      IMPORTANT REMINDER TO VOTE YOUR PROXY

                                                March 6, 2006


Dear Shareholder:

      You recently received proxy materials for the Special Meeting of Shareholders of Atlantic Realty Trust to be held at the offices of Proskauer Rose LLP, 1585 Broadway, New York, New York on Thursday, March 30, 2006 at 10:00 a.m. local time. If you have not yet voted, please take a moment right now to ensure that your shares are represented at this very important meeting.

      At the Special Meeting, you will be asked to approve the Agreement and Plan of Merger between Kimco Realty Corporation and Atlantic Realty Trust (the "Merger"). You will also be asked to approve the adjournment of the Special Meeting if necessary.

                         *PLEASE VOTE YOUR SHARES TODAY*

      In order to ensure that every shareholder has an opportunity to vote his or her shares, no matter how few or how many shares you may own, we are enclosing an additional proxy card that will allow you to exercise your rights as a shareholder.

      The Board of Trustees has determined that the Merger is in the best interests of the shareholders of Atlantic Realty Trust, and recommends that you vote "For" the proposal to approve the Merger as well as the proposal to adjourn the meeting if necessary.

      PLEASE VOTE BY TELEPHONE OR BY INTERNET TODAY PURSUANT TO THE INSTRUCTIONS ENCLOSED. REMEMBER - EVERY SHARE AND EVERY VOTE COUNTS! Alternatively, you may sign, date and mail your proxy card in the envelope provided. If you have any questions, please call MacKenzie Partners, Inc., toll-free at (800) 322-2885 or collect at (212) 929-5500.

      Thank you in advance for voting promptly.


                                          Sincerely,


                                          /s/ Joel Paschow
                                          Joel Paschow
                                          CHAIRMAN, PRESIDENT AND
                                          CHIEF EXECUTIVE OFFICER

                             ATLANTIC REALTY TRUST

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned shareholder of Atlantic Realty Trust, a Maryland real estate investment trust (the "Company"), hereby appoints Joel Pashcow and Edwin Frankel, and each of them, his or her true and lawful agents and proxies with full power of substitution to attend the Special Meeting of Shareholders of the Company to be held on Thursday, March 30, 2006 at Proskauer Rose LLP, 1585 Broadway, New York, NY 10036, at 10:00 a.m. local time and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled, as a holder of common shares of beneficial interest, par value $0.01 per share, of the Company, to cast at such meeting and otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the meeting.

     The undersigned hereby revokes any proxy previously given with respect to such meeting. The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement.

            (CONTINUED AND TO BE DATED AND SIGNED ON REVERSE SIDE.)

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COMMENTS

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                                                                           14475

                       SPECIAL MEETING OF SHAREHOLDERS OF

                             ATLANTIC REALTY TRUST

                                 March 30, 2006

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                           PROXY VOTING INSTRUCTIONS
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MAIL - Date, sign and mail your
proxy card in the envelope provided
as soon as possible.

              - OR -

TELEPHONE - Call toll-free
1-800-PROXIES (1-800-776-9437) from             COMPANY NUMBER  |
any touch-tone telephone and follow             --------------------------------
the instructions. Have your proxy               ACCOUNT NUMBER  |
card available when you call.                   --------------------------------
                                                                |
              - OR -                            --------------------------------

INTERNET - Access
"www.voteproxy.com" and follow the
on-screen instructions. Have your
proxy card available when you
access the web page.

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You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
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  |                                                                          |
  |  Please detach along perforated line and mail in the envelope provided   |
 \|/          IF you are not voting via telephone or the Internet.          \|/


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        THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.
  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
                  YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
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THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN ACCORDANCE WITH
THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR THE PROPOSAL
TO APPROVE THE TRANSACTIONS CONTEMPLATED BY THE AGREEMENT AND PLAN OF MERGER, IN THE DISCRETION OF THE PROXY HOLDERS ON ANY MOTION TO ADJOURN OR POSTPONE THE MEETING AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.


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To change the address on your account, please check the box at right        [ ]
and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
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                                                    FOR     AGAINST   ABSTAIN

1. A proposal to approve the transactions           [ ]       [ ]       [ ]
   contemplated by an Agreement and Plan
   of Merger, dated as of December 1,
   2005, by and between Kimco Realty
   Corporation, SI 1339, Inc. and
   Atlantic Realty Trust, including the
   merger, subject to the terms and
   conditions of the merger agreement,
   of Atlantic Realty Trust with and
   into SI 1339, Inc., a wholly-owned
   subsidiary of Kimco Realty
   Corporation.

2. A proposal to approve an adjournment             [ ]       [ ]       [ ]
   of the special meeting, if necessary,
   to solicit additional proxies if
   there are insufficient votes at the
   time of the special meeting to
   approve the merger.

The proxy holders are authorized to vote, in their discretion, and otherwise represent the undersigned on any other matters which may properly come before the meeting or any adjournment(s) or postponement(s) thereof.


TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD. MARK HERE IF YOU PLAN TO ATTEND THE MEETING

                                MARK HERE IF YOU PLAN TO ATTEND THE MEETING  [ ]


Signature of Shareholder                             Date:
                         --------------------------        ---------------------

Signature of Shareholder                             Date:
                         --------------------------        ---------------------

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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